Exhibit 99.2

This Statement on Form 4 is filed by: (i) OMH (ML), L.P.; (ii) V-OMH (ML) II, L.P.; (iii) OMH (ML) GP, LLC; (iv) V-OMH (ML) GP II, LLC; (v) OMH Holdings, L.P.; (vi) Apollo Uniform GP, LLC; (vii) Apollo Management VIII, L.P.; (viii) AIF VIII Management, LLC; (ix) Apollo Management, L.P.; (x) Apollo Management GP, LLC; (xi) Apollo Management Holdings, L.P.; and (xii) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  August 3, 2021

Issuer Name and Ticker or Trading Symbol:  OneMain Holdings, Inc.

OMH (ML), L.P.

By:	OMH (ML) GP, LLC,
its general partner

By: OMH Holdings, L.P.,
its sole member

By: Apollo Uniform GP, LLC,
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

V-OMH (ML) II, L.P.

By:	V-OMH (ML) GP II, LLC,
its general partner

By: OMH Holdings, L.P.,
its sole member

By: Apollo Uniform GP, LLC,
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

V-OMH (ML) GP II, LLC

By:	OMH Holdings, L.P.,
its sole member

By: Apollo Uniform GP, LLC,
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

OMH HOLDINGS, L.P.

By:	Apollo Uniform GP, LLC,
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO UNIFORM GP, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

OMH (ML) GP, LLC

By:	OMH Holdings, L.P.,
its sole member

By: Apollo Uniform GP, LLC,
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO MANAGEMENT VIII, L.P.

By:	AIF VIII Management, LLC,
its general partner

	By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

AIF VIII MANAGEMENT, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President